                                                                         MFS
                                                                       UNION
                                                                    STANDARD(SM)
                                                                      EQUITY
                                                                        FUND

                                                                   Annual Report
                                                              September 30, 1995

[A picture of three American flags.]

MFS  UNION  STANDARD(SM)  EQUITY  FUND

TRUSTEES                          SHAREHOLDER  SERVICE  CENTER
A. Keith Brodkin*                 MFS Service Center, Inc.
Chairman and President            P.O. Box 1400
                                  Boston, MA 02104-9985
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises      For general information, call toll free:
                                  1-800-637-8730 any business day from
William R. Gutow                  9 a.m. to 5 p.m. Eastern time.
Private Investor;
Senior Vice President,
 Capitol Entertainment            CUSTODIAN
                                  State Street Bank and Trust Company
INVESTMENT  ADVISER
Massachusetts Financial
 Services Company                 AUDITORS
500 Boylston Street               Deloitte & Touche LLP
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO  MANAGER
William S. Harris*

TREASURER
W. Thomas London*

ASSISTANT  TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT  SECRETARY
James R. Bordewick, Jr.*








*Affiliated with the Investment Adviser

                        [Recycle Logo] This report is printed on recycled paper.

LETTER  TO  SHAREHOLDERS

Dear Shareholders:
For most of the 12 months ended September 30, 1995, the stock market made impressive gains as investors reacted positively to the apparent success of the Federal Reserve Board in engineering a "soft landing" of the domestic economy through a more restrictive monetary policy. The Federal Reserve's credit tightening measures in 1994 and early 1995 have resulted in a slowdown in economic activity, marked by lower interest rates and low inflation.

    For the year ended September 30, 1995, the Fund provided a total return of +24.2%, compared to a total return over the same period of +27.5% for the ACS Labor Sensitivity Index(SM) (the LSI(SM), an unmanaged index of common stocks of companies selected on the basis of labor-sensitive criteria. A discussion of the factors which contributed to the Fund's underperformance relative to the LSI may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook
Moderate, but sustainable growth appears to be the hallmark of the economic expansion's fifth year. After slowing earlier in the summer, homebuying was making modest gains by September 30, although consumer spending was still showing some areas of weakness. Businesses, meanwhile, continued to work off excess inventories and reduce factory output. At the same time, overseas economies, particularly those of Germany and Japan, have not recovered as expected, limiting U.S. export growth. However, the Federal Reserve's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough confidence to help maintain 2 1/2% to 3% real (adjusted for inflation) growth in gross domestic product, at least through 1995.

Interest Rates
Although the Federal Reserve implemented a one-quarter percentage point decrease in short-term interest rates in July, the effects of its seven rate increases, which began in early 1994 and ended in February of this year, are still being felt throughout the economy. While there have been some increases in commodity prices, companies have not been able to pass along most of those higher costs. This is partly due to the need to keep fighting for market share, and also because wages and benefits of U.S. workers are still growing at a pace that is near, or perhaps below, the inflation rate, limiting consumer buying power. At the end of July, the nation's employment cost index had risen at a rate of just 2.8% over the previous year, helping to contain cost pressures. At the same time, however, the bond markets have apparently become convinced that economic growth will be contained for the near future and have allowed long-term interest rates to decline. Although previous monetary easing by the Federal Reserve has been followed by additional rate reductions, prospects for further decreases in the current environment are uncertain. Still, with long-term government bonds yielding approximately 6.6%, in an environment of 2 1/2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

Stock Market
After several months of very strong performance in 1995, the stock market became somewhat volatile in the last few weeks before September 30, as concerns about selected earnings disappointments had a negative effect on stock prices. Still, the longer-term outlook for a number of growth sectors, such as technology, leisure and household products, remains favorable, as do the prospects for many small-company stocks because of their growth potential relative to larger companies. Also, companies' increasing emphasis on cost-containment, coupled with their growing use of technology, has helped keep them competitive and reasonably profitable. Finally, we have been watching with interest the recent series of corporate mergers in such industries as banking, entertainment, health care and consumer products. Unlike previous merger waves, which were often intended to build conglomerates of loosely related or unrelated businesses, this year's mergers of similar companies seem to be more rationally based on the goal of helping the merged companies reduce costs and, in general, be more competitive. Looking ahead, we believe these factors, along with a stabilizing interest rate environment and a continuation of favorable earnings reports, will help maintain the stock market's positive momentum.

Portfolio Performance and Strategy
While the Fund's returns lagged the LSI for the 12 months ended September 30, much of that underperformance came during the Fund's first fiscal quarter, or the last three months of 1994. This was partly the result of the Fund's underweightings, relative to the LSI, of consumer staples and utility stocks. For the first nine months of 1995, however, the Fund reported a total return of +27.2%, compared with a +27.3% return for the LSI. Part of the reason for the strength of the LSI versus the Fund is that over 20% of the LSI is made up of General Electric, AT&T, Exxon, Coca-Cola, Philip Morris, and Merck. However, these stocks, whose performance exceeded expectations in this year's strong market, only represented 13% of the Fund's portfolio.
    Going forward, our portfolio strategy -- like our economic assumptions -- has not changed materially since our last report in April. We believe the economy will remain relatively sluggish in response to the Federal Reserve's actions, with relatively low inflation and lower interest rates, but no recession. Also, in addition to weakness in the automobile, housing and retail industries cited in our last report, construction equipment and heavy truck companies have reported substantially lower sales numbers than expected. If the dollar continues to strengthen, exports may begin to suffer. Meanwhile, the outlook for inflation remains positive, with the possible exception of food prices; poor weather has resulted in reduced crop forecasts and left stocks of surplus grain near record low levels. Based on these assumptions, we have continued to reduce the portfolio's exposure to cyclical or economically sensitive industries. At the same time, we have increased our positions in interest-sensitive utilities, especially regional telephone companies such as BellSouth and Ameritech, while adding to our positions in the leisure, agriculture and aerospace industries.
    We appreciate your support and welcome any questions or comments you may have.

Respectfully,




/s/ A. Keith Brodkin                    /s/ William S. Harris
    A. Keith Brodkin                        William S. Harris
    Chairman and President                  Portfolio Manager

October 13, 1995

PORTFOLIO  MANAGER  PROFILE

William Harris joined the MFS Research Department in 1967 as an industry specialist. A graduate of the University of Virginia, he was named Investment Officer in 1969, Vice President - Investments in 1970, Senior Vice President in 1979 and Executive Vice President in 1982. Mr. Harris is a member of The
Boston Security Analysts Society, Inc.

OBJECTIVE  AND  POLICIES

The Fund's investment objective is to provide long-term growth of capital that, net of Fund expenses, exceeds the performance of the ACS Labor Sensitivity Index (the LSI). Dividend and interest income from portfolio securities, if any, is incidental to long-term growth of capital.

The Fund invests primarily in equity securities of companies possessing opportunities for long-term capital growth which are contained in the LSI. The Fund may also invest in securities convertible into common or preferred stock.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 1995

                                       Percent of                                          Percent of
Five Largest Industries                Net Assets  Ten Largest Holdings                    Net Assets
-----------------------------------------------------------------------------------------------------
Food and Beverage Products                  12.6   American Telephone & Telegraph Co.            3.7
------------------------------------------------   -------------------------------------------------
Utilities - Telephone                       12.0   General Electric Co.                          3.6
------------------------------------------------   -------------------------------------------------
Utilities - Electric                         8.6   Exxon Corp.                                   3.0
------------------------------------------------   -------------------------------------------------
Oils                                         7.3   Coca-Cola Co.                                 2.9
------------------------------------------------   -------------------------------------------------
Consumer Goods and Services                  6.7   Philip Morris Cos., Inc.                      2.8
------------------------------------------------   -------------------------------------------------
                                                   Merck & Co., Inc.                             2.7
                                                   -------------------------------------------------
                                                   BellSouth Corp.                               2.5
                                                   -------------------------------------------------
                                                   Ameritech Corp.                               2.2
                                                   -------------------------------------------------
                                                   Citicorp                                      2.0
                                                   -------------------------------------------------
                                                   du Pont (E.I.) de Nemours & Co., Inc.         1.9
                                                   -------------------------------------------------

PERFORMANCE

The information on the following page illustrates the historical performance of MFS Union Standard Equity Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $5,000,000 INVESTMENT
(For the Period from February 1, 1994 to September 30, 1995)

Line graph representing the growth of a $5,000,000 investment for the period from February 1, 1994 to September 30, 1995. The graph is scaled from $4,000,000 to $6,500,000 in $500,000 segments. The years are marked in 3-month segments from 1990 to 1995. There are three lines drawn to scale. One is a solid line representing MFS Union Standard Equity Fund, a second line of short dashes represents the S&P 500, and a third line of medium-short dashes represents the Consumer Price Index.

    MFS Union Standard Equity Fund       $5,863,570
    S&P 500                              $6,356,000
    Consumer Price Index                 $5,239,500



AVERAGE ANNUAL TOTAL RETURNS
                                                                       1/14/94*-
                                                            1 Year     9/30/95
------------------------------------------------------------------------------
MFS Union Standard Equity Fund                             +24.21%  +11.11%
------------------------------------------------------------------------------
ACS Labor Sensitivity Index (LSI)                          +27.53%  +14.17%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+                     +29.71%  +15.48%
------------------------------------------------------------------------------
Consumer Price Index(S)                                    + 2.54%  + 2.85%
------------------------------------------------------------------------------
  * Commencement of investment operations. Benchmark comparisons begin on February 1, 1994 except for ACS LSI, which is from January 14, 1994.
  + The Standard & Poor's 500 Composite Index is a popular, unmanaged index of common stock performance.
(S) The Consumer Price Index is a popular measure of change in prices.

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. Shares of the Fund have no initial sales charge or contingent deferred sales charge but have annual fees and expenses. All Fund results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. The subsidy may be rescinded by MFS at the earlier of the date of repayment of reimbursement in its entirety, or December 31, 1998.

PORTFOLIO  OF  INVESTMENTS - September 30, 1995

Common Stocks and Warrants - 98.2%
-----------------------------------------------------------------------------
Issuer                                                Shares          Value
-----------------------------------------------------------------------------
Aerospace - 5.6%
  Boeing Co.                                          6,000     $   409,500
  Lockheed Martin Corp.                               9,000         604,125
  McDonnell Douglas Corp.                             8,000         662,000
  Raytheon Co.                                        4,000         340,000
                                                                -----------
                                                                $ 2,015,625
-----------------------------------------------------------------------------
Agricultural Products - 2.3%
  AGCO Corp.                                         10,000     $   455,000
  Case Corp.                                         10,000         367,500
                                                                -----------
                                                                $   822,500
-----------------------------------------------------------------------------
Airlines - 2.4%
  Northwest Airlines Corp.                           10,000     $   425,000
  Southwest Airlines Co.                             17,000         429,250
                                                                -----------
                                                                $   854,250
-----------------------------------------------------------------------------
Apparel and Textiles - 0.7%
  Hartmarx Corp.                                     40,000     $   240,000
-----------------------------------------------------------------------------
Automotive - 1.3%
  Ford Motor Co.                                     15,000     $   466,875
-----------------------------------------------------------------------------
Banks and Credit Companies - 3.6%
  BankAmerica Corp.                                  10,000     $   598,750
  Citicorp                                           10,000         707,500
                                                                -----------
                                                                $ 1,306,250
-----------------------------------------------------------------------------
Chemicals - 3.0%
  du Pont (E.I.) de Nemours & Co., Inc.              10,000     $   687,500
  Monsanto Co.                                        4,000         403,000
                                                                -----------
                                                                $ 1,090,500
-----------------------------------------------------------------------------
Consumer Goods and Services - 6.7%
  Department 56, Inc.*                               10,000     $   467,500
  Philip Morris Cos., Inc.                           12,000       1,002,000
  Seagrams Ltd.                                      10,000         358,750
  Tyco International Ltd.                             9,000         567,000
                                                              -------------
                                                                $ 2,395,250
-----------------------------------------------------------------------------
Defense Electronics - 1.9%
  Loral Corp.                                        12,000     $   684,000
-----------------------------------------------------------------------------
Electrical Equipment - 6.0%
  General Electric Co.                               20,000     $ 1,275,000
  Honeywell, Inc.                                    12,000         514,500
  Westinghouse Electric Corp.                        25,000         375,000
                                                                -----------
                                                                $ 2,164,500
-----------------------------------------------------------------------------
Entertainment - 3.9%
  Circus Circus Enterprises, Inc.*                   10,000     $   280,000
  Disney (Walt) Co.                                   7,500         430,313
  Harrah's Entertainment, Inc.*                      12,000         351,000
  Mirage Resorts, Inc.*                              10,000         328,750
                                                              -------------
                                                                $ 1,390,063
-----------------------------------------------------------------------------
Food and Beverage Products - 12.6%
  Campbell Soup Co.                                   7,100     $   356,775
  Coca-Cola Co.                                      15,000       1,035,000
  General Mills, Inc.                                10,000         557,500
  Hershey Foods Corp.                                 7,500         482,813
  Interstate Bakeries Corp.                          20,000         422,500
  Kellogg Co.                                         5,000         361,875
  PepsiCo, Inc.                                      12,000         612,000
  Ralston Purina Co.                                 12,000         694,500
                                                                -----------
                                                                $ 4,522,963
-----------------------------------------------------------------------------
Forest and Paper Products - 1.1%
  Scott Paper Co.                                     8,000     $   388,000
-----------------------------------------------------------------------------
Machinery - 2.9%
  Deere & Co., Inc.                                   4,000     $   325,500
  Ingersoll Rand Co.                                 10,000         375,000
  York International Corp.                            8,100         341,212
                                                                -----------
                                                                $ 1,041,712
-----------------------------------------------------------------------------
Medical and Health Products - 6.2%
  American Home Products Corp.                        8,000     $   679,000
  Johnson & Johnson                                   8,000         593,000
  Merck & Co., Inc.                                  17,000         952,000
                                                                -----------
                                                                $ 2,224,000
-----------------------------------------------------------------------------
Oils - 7.3%
  Amoco Corp.                                         8,000     $   513,000
  Chevron Corp.                                       9,000         437,625
  Exxon Corp.                                        15,000       1,083,750
  Mobil Corp.                                         6,000         597,750
                                                                -----------
                                                                $ 2,632,125
-----------------------------------------------------------------------------
Pollution Control - 1.1%
  USA Waste Services, Inc.*                          20,000     $   390,000
-----------------------------------------------------------------------------
Printing and Publishing - 1.1%
  Pulitzer Publishing Co.                             7,500     $   388,125
-----------------------------------------------------------------------------
Restaurants and Lodging - 1.3%
  Promus Hotel Corp.*                                20,100     $   457,275
-----------------------------------------------------------------------------
Stores - 1.4%
  Federated Department Stores, Inc.*                 18,000     $   510,750
-----------------------------------------------------------------------------
Supermarkets - 3.1%
  Kroger Co.*                                        18,000     $   614,250
  Safeway, Inc.                                      12,000         501,000
                                                                -----------
                                                                $ 1,115,250
-----------------------------------------------------------------------------
Utilities - Electric - 8.6%
  Cinergy Corp.                                      20,000     $   557,500
  DPL, Inc.                                          20,000         462,500
  FPL Group, Inc.                                    12,000         490,500
  Illinova Corp.                                     20,000         542,500
  Nipsco Industries, Inc.                            16,000         558,000
  Pinnacle West Capital Corp.                        18,000         472,500
                                                                -----------
                                                                $ 3,083,500
-----------------------------------------------------------------------------
Utilities - Gas - 2.0%
  Pacific Enterprises                                18,000     $   452,250
  Panhandle Eastern Corp.                            10,000         272,500
                                                                -----------
                                                                $   724,750
-----------------------------------------------------------------------------
Utilities - Telephone - 12.0%
  American Telephone & Telegraph Co.                 20,000     $ 1,315,000
  Ameritech Corp.                                    15,000         781,875
  BellSouth Corp.                                    12,000         877,500
  Frontier Corp.                                     20,000         532,500
  GTE Corp.                                          10,000         392,500
  SBC Communications, Inc.                            7,000         385,000
                                                                -----------
                                                                $ 4,284,375
-----------------------------------------------------------------------------
Total Common Stocks and Warrants (Identified Cost,
$29,305,231)                                                    $35,192,638
-----------------------------------------------------------------------------
Short-Term  Obligation - 0.8%
-----------------------------------------------------------------------------
                                           Principal Amount
                                             (000 Omitted)
-----------------------------------------------------------------------------
  Federal Home Loan Bank, due 10/04/95,
   at Amortized Cost                                 $  300     $   299,860
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $29,605,091)                $35,492,498
Other Assets,  Less Liabilities - 1.0%                              349,414
-----------------------------------------------------------------------------
Net Assets - 100.0%                                             $35,841,912
-----------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL  STATEMENTS

Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
September 30, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $29,605,091)            $35,492,498
  Cash                                                                 94,038
  Receivable for investments sold                                   2,611,381
  Dividends receivable                                                 60,800
  Deferred organization expenses                                       19,100
  Other assets                                                            299
                                                                  -----------
      Total assets                                                $38,278,116
                                                                  -----------
Liabilities:
  Payable for investments purchased                               $ 2,414,567
  Payable to affiliates -
    Management fee                                                      1,656
    Distribution fee                                                      292
  Accrued expenses and other liabilities                               19,689
                                                                  -----------
      Total liabilities                                           $ 2,436,204
                                                                  -----------
Net assets                                                        $35,841,912
                                                                  ===========
Net assets consist of:
  Paid-in capital                                                 $28,923,445
  Unrealized appreciation on investments                            5,887,407
  Accumulated undistributed net realized gain on investments          636,154
  Accumulated undistributed net investment income                     394,906
                                                                  -----------
      Total                                                       $35,841,912
                                                                  ===========
Shares of beneficial interest outstanding                          3,023,850
                                                                  ===========
Net asset value, offering price, and redemption price per
  share (net assets of $35,841,912 / 3,023,850 shares of
  beneficial interest outstanding)                                   $11.85
                                                                     ======
See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Year Ended September 30, 1995
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $  704,104
    Interest                                                            58,430
                                                                    ----------
      Total investment income                                       $  762,534
                                                                    ----------
  Expenses -
    Management fee                                                  $  193,107
    Trustees' compensation                                               6,200
    Shareholder servicing agent fee                                      1,306
    Distribution fee                                                    44,473
    Auditing fees                                                       31,900
    Printing                                                            28,856
    Custodian fee                                                       17,072
    Amortization of organization expenses                                4,949
    Legal fees                                                           1,523
    Miscellaneous                                                        2,071
                                                                    ----------
      Total expenses                                                $  331,457
    Reduction of expenses by investment adviser                        (25,470)
    Fees paid indirectly                                                (9,478)
                                                                    ----------
      Net expenses                                                  $  296,509
                                                                    ----------
        Net investment income                                       $  466,025
                                                                    ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment
   transactions                                                     $  806,897
  Change in unrealized appreciation on investments                   5,900,373
                                                                    ----------
        Net realized and unrealized gain on investments             $6,707,270
                                                                    ----------
          Increase in net assets from operations                    $7,173,295
                                                                    ==========
See notes to financial statements

Statement  of  Changes  in  Net  Assets
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Year Ended        Period Ended
                                                                                            September 30, 1995  September 30, 1994*
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -                                                                                 $   466,025          $   153,346
  Net investment income
  Net realized gain (loss) on investments                                                             806,897             (170,743)
  Net unrealized gain (loss) on investments                                                         5,900,373              (12,966)
                                                                                                  -----------          -----------
    Increase (decrease) in net assets from operations                                             $ 7,173,295          $   (30,363)
                                                                                                  -----------          -----------

Distributions declared to shareholders from net investment income                                 $  (224,465)         $    --
                                                                                                  -----------          -----------
Fund share (principal) transactions -
  Net proceeds from sale of shares                                                                $ 9,572,700          $22,212,350
  Net asset value of shares issued to shareholders in reinvestment of distributions                   224,465               --
  Cost of shares reacquired                                                                        (3,088,531)             (47,539)
                                                                                                  -----------          -----------
    Increase in net assets from Fund share transactions                                           $ 6,708,634          $22,164,811
                                                                                                  -----------          -----------
      Total increase in net assets                                                                $13,657,464          $22,134,448
Net assets:
  At beginning of period                                                                           22,184,448               50,000
                                                                                                  -----------          -----------
  At end of period (including accumulated undistributed net investment income of $394,906         $35,841,912          $22,184,448
    and $153,346, respectively)                                                                   ===========          ===========


*For the period from the commencement of investment operations, January 14, 1994 to September 30, 1994.

See notes to financial statements

Financial  Highlights
------------------------------------------------------------------------------
                                            Year Ended           Period Ended
                                     September 30, 1995   September 30, 1994*
------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):

Net asset value - beginning of period       $  9.64                 $10.00
                                            -------                 ------

Income from investment operations++-
  Net investment income**                   $  0.17                 $ 0.12
  Net realized and unrealized gain
   (loss) on investments                       2.14                  (0.48)
                                            -------                 ------
  Total from investment operations          $  2.31                 $(0.36)
                                            -------                 ------
Less distributions declared to
 shareholders from net investment income    $ (0.10)                $  --
                                            -------                 ------
Net asset value - end of period             $ 11.85                 $ 9.64
                                            =======                 ======
Total return                                 24.21%                (3.60)%
Ratios (to average net assets)/
 Supplemental data**:
  Expenses##                                  1.00%                  1.00%+
  Net investment income                       1.58%                  1.55%+
Portfolio turnover                             125%                    48%
Net assets at end of period (000 omitted)   $35,842                $22,184

 *For the period from the commencement of investment operations, January 14,
  1994 to September 30, 1994.
 +Annualized.
++Per share data is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly. The ratio of net expenses to average net assets is 1.00%.
**The investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.00% of average daily net assets. If this agreement had not been in effect, the net investment income per share and the ratios would have been:
    Net investment income                   $0.16                   $0.07
    Ratios (to average net assets):
      Expenses##                             1.12%                   1.64%+
      Net investment income                  1.49%                   0.91%+

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS

(1) Business  and  Organization
MFS Union Standard Equity Fund (the Fund) is a diversified series of MFS Union Standard Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets. Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to bear all of the Fund's operating expenses until December 31, 1998. The Fund in turn will pay MFS an expense reimbursement fee not greater than 1.00% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to the amount paid by MFS in prior years. At September 30, 1995, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $87,141, including $25,470 incurred in the current year. The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC).

Distributor - MFD, a wholly owned subsidiary of MFS, is distributor of the Fund. The Trustees have adopted a separate distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The distribution plan provides that the Fund will pay MFD up to 0.25% per annum of the Fund's average daily net assets in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. This rate has been set at 0.15% for an indefinite period.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated based on the number of shareholder accounts in the Fund.

(4) Portfolio  Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $42,142,301 and $34,968,423, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $29,605,091
                                                                  ===========
Gross unrealized appreciation                                     $ 6,015,717
Gross unrealized depreciation                                        (128,310)
                                                                  -----------
  Net unrealized appreciation                                     $ 5,887,407
                                                                  ===========

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                       Year Ended                Period Ended
                               September 30, 1995          September 30, 1994*
                           ----------------------    ------------------------
                             Shares        Amount        Shares        Amount
-----------------------------------------------------------------------------
Shares sold                 983,045    $9,572,700     2,301,136   $22,212,350
Shares issued to
 shareholders in
 reinvestment
 of distributions            24,033       224,465         --            --
Shares reacquired          (284,399)   (3,088,531)       (4,965)      (47,539)
                            -------    ----------     ---------   -----------
  Net increase              722,679    $6,708,634     2,296,171   $22,164,811
                            =======    ==========     =========   ===========

*For the period from commencement of investment operations, January 14, 1994 to September 30, 1994.

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended September 30, 1995 was $356.

INDEPENDENT  AUDITORS'  REPORT

To the Trustees of MFS Union Standard Trust and Shareholders of MFS Union Standard Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Union Standard Equity Fund (one of the series constituting MFS Union Standard Trust) as of September 30, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets, and financial highlights for the year ended September 30, 1995 and for the period from January 14, 1994 (the commencement of investment operations) through September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Union Standard Equity Fund at September 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 3, 1995

                 ---------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS UNION STANDARD(SM)
EQUITY FUND

500 Boylston Street
Boston, MA 02116